UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 9, 2014

Date of Report (Date of earliest event reported)

YuMe, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36039	27-0111478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1204 Middlefield Road, Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 591-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On May 13, 2014, YuMe, Inc., (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2014. A copy of this press release is attached hereto as exhibit 99.1.

The information included under Item 2.02 in this report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2014, Timothy Laehy informed the Company of his intention to resign from his position as Chief Financial Officer effective May 23, 2014.

The Board of Directors (the “Board”) of the Company has appointed Tony Carvalho, age 57, to serve as acting Chief Financial Officer of the Company, effective May 23, 2014 to replace Mr. Laehy. While serving as the Company’s acting Chief Financial Officer, Mr. Carvalho will continue to serve as the Company’s Vice President, Financial Planning and Administration, a position which he has held since March 2013, when he joined the Company.

From April 2011 to October 2012, Mr. Carvalho served as Vice President, Finance at ModCloth, Inc., an online specialty clothing retailer, and Mr. Carvalho took time off prior to joining the Company in March 2013. From October 2008 to April 2011, Mr. Carvalho served as Vice President, Finance at ServiceSource International, Inc., a recurring revenue management solutions company. Prior thereto, Mr. Carvalho was the Vice President, Finance of Aliph, Inc., a manufacturer and distributor of Bluetooth enabled devices, the Corporate Controller of Upek, Inc, a provider of biometric fingerprint security solutions, the Chief Financial Officer of Xoom, Inc., a provider of international money transfer solutions and the Vice President, Finance and Corporate Controller of PayPal, Inc. which was acquired by eBay, Inc. Mr. Carvalho is a certified public accountant and holds a Bachelor’s degree from the University of Mumbai.

Item 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibit:

99.1 Press release dated May 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YuMe, Inc.

/s/ Tim Laehy

Tim Laehy
Chief Financial Officer
(Principal Financial Officer and Duly Authorized Signatory)

Dated: May 13, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated May 13, 2014.